UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

December 17, 2008

PDL BioPharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-19756	94-3023969
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

932 Southwood Boulevard
Incline Village, Nevada 89451
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(775) 832-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends PDL BioPharma Inc.’s Current Report on Form 8-K dated December 23, 2008 solely for the purpose of refiling Exhibit 99.1 thereto.  Exhibit 99.1 has been revised to reflect an adjustment to pro forma income tax expense in the unaudited pro forma condensed financial statements for the year ended December 31, 2007 and the nine months ended September 30, 2008.  The amended unaudited pro forma condensed financial statements are intended to replace the prior unaudited pro forma condensed financial statements and no other changes are being made by means of this filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Unaudited pro forma condensed financial statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 24, 2008	PDL BioPharma, Inc.

	By:	/s/ John P. McLaughlin
John P. McLaughlin
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited pro forma condensed financial statements.